UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

HOMELAND ENERGY SOLUTIONS, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-53202	20-3919356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2779 Highway 24, Lawler, Iowa	52154
	(Address of principal executive offices)	(Zip Code)

(563) 238-5555
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Homeland Energy Solutions, LLC (the "Company") held its 2018 annual members meeting on Thursday, April 12, 2018, for the purpose of electing three directors, voting on approval of an amendment to the Company's Operating Agreement, conducting an advisory "Say-on-Pay" vote and an advisory vote on how frequently the Company should conduct the Say-on-Pay vote. Votes were solicited in person and by proxy.

Proposal One: Director Election

The Company had five nominees for the three open director positions. Steven Core, Maurice Hyde and Christine Marchand were elected for three year terms until our 2021 annual meeting. The voting results for the director election were as follows:

Nominee	Votes For	Votes Withheld
Jerry Calease	11,694	728
Steven Core	24,407	1,449
Maurice Hyde	20,380	1,469
Christine Marchand	23,540	1,314
Wayne Mlady	3,604	1,893

Proposal Two: Operating Agreement Amendment

The proposal to approve the Operating Agreement Amendment was approved by the members. The votes were as follows:

Votes For	Votes Against	Votes Withheld/Abstain
32,481	1,514	645

Proposal Three: Say-on-Pay

We conducted an advisory vote where our members could either endorse or not endorse our system of compensating our executive officers called a "Say-on-Pay" vote. Our members voted to endorse our system of compensating our executive officers. The voting results for the Say-on-Pay vote were as follows:

Votes For	Votes Against	Votes Withheld/Abstain
31,530	2,225	920

Proposal Four: Frequency of Say-on-Pay

We conducted an advisory vote on how frequently our members would like to provide the advisory Say-on-Pay vote. The alternatives were for every year, every other year or every third year. Our members approved the every three year option. The voting results for the frequency of the Say-on-Pay vote were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain
8,880	2,625	22,291	879

Board Decision on Frequency of Say-on-Pay

On May 16, 2018, our Board of Directors took the “Say-on-Pay” member vote under advisement and decided to hold the Say-on-Pay vote every three years.  Therefore, we anticipate that we will next present the Say-on-Pay vote to our members at our 2021 Annual Member Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND ENERGY SOLUTIONS, LLC

Date: May 24, 2018	/s/ Beth Eiler
Beth Eiler
Chief Financial Officer